UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 11, 2011
Date of Report (Date of earliest event reported)

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lynn A. Carter will be leaving her role as President, Banking, of Capital One Financial Corporation (the “Company”) effective at the close of business on December 31, 2011.  With Ms. Carter's impending departure, the Company is restructuring its senior management team for its banking business.  To ensure a seamless transition, Michael Slocum will be promoted to President, Head of Commercial Banking, and Jonathan Witter will be promoted to President, Head of Retail Banking, effective September 1, 2011.  Mr. Slocum and Mr. Witter will report directly to the Chief Executive Officer.  Ms. Carter’s responsibilities through the end of 2011 will include assisting with the management transition.  Ms. Carter is expected to remain with the Company in an advisory role through March 31, 2012, and to remain at her current compensation and benefit levels until her departure.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Board Declassification Amendments

As described under Item 5.07 of this Current Report on Form 8-K, on May 11, 2011, at the 2011 Annual Stockholder Meeting of the Company, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”). The amendments phase out over the next three years the classification of the Board and provide instead for the annual election of directors. As a result, beginning at the 2014 Annual Stockholder Meeting, the declassification of the Board will be complete, and all directors will be elected annually to one-year terms. In addition, consistent with Delaware law, the amendments provide that directors may be removed without cause, except that directors serving the remainder of a three-year term in office may be removed only for cause. The amendments became effective upon the Company filing a Certificate of Amendment (the “Certificate of Amendment”) with the Office of the Secretary of State of the State of Delaware on May 16, 2011.

Following stockholder approval of the amendments to the Certificate at the 2011 Annual Stockholder Meeting, the Board approved amendments to the Company’s Restated Bylaws (the “Bylaws”) that (i) amend Section 3.2 to provide for the annual election of directors to one-year terms beginning with the 2012 Annual Stockholder Meeting, (ii) amend Section 3.7 to provide that any director appointed to fill a newly created directorship resulting from an increase in the size of the Board shall serve for a term ending at the next succeeding annual meeting and that any director appointed to fill any other Board vacancy will serve for the remainder of the term of his or her predecessor and (iii) remove Section 3.9 relating to director removal since the requirements to remove a director are described in the amendments to the Certificate described above. The amendments to the Bylaws became effective upon the filing of the Certificate of Amendment with the Office of the Secretary of State of the State of Delaware on May 16, 2011.

The foregoing descriptions of the amendments to the Certificate and Bylaws are qualified in their entirety by reference to the Certificate of Amendment and Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Certificate of Elimination

On May 16, 2011, the Company filed a Certificate of Elimination of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the "Certificate of Elimination") with the Office of the Secretary of State of the State of Delaware to eliminate the designation of 3,555,199 shares of the Company’s Preferred Stock as Fixed Rate Cumulative Perpetual Preferred Stock, Series A. The Certificate of Elimination was effective on May 16, 2011. No shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A were outstanding. The Board approved the Certificate of Elimination on May 11, 2011. With the filing of the Certificate of Elimination, the Company has 50,000,000 shares of undesignated Preferred Stock. The foregoing description of the Certificate of Elimination is qualified in its entirety by reference to the text of the Certificate of Elimination, which is filed as Exhibit 3.3 to this Current Report on Form 8-K.

Restated Certificate of Incorporation

On May 16, 2011, the Company filed with the Office of the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) that restated and integrated, but did not further amend, the Certificate (as amended through the filings of the Certificate of Amendment and the Certificate of Elimination described above). The Restated Certificate was effective on May 16, 2011. The foregoing description of the Restated Certificate is qualified in its entirety by reference to the text of the Restated Certificate, which is filed as Exhibit 3.4 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company’s 2011 Annual Meeting of Stockholders was held on May 11, 2011. On March 16, 2011, the record date for the meeting, 458,664,149 shares of the Company’s common stock were issued and outstanding, of which 382,248,329 were present at the meeting for purposes of establishing a quorum.

(b) Stockholders voted on the following matters:

(1) Stockholders elected Mr. Patrick W. Gross, Ms. Ann Fritz Hackett and Mr. Pierre Leroy to the Board of Directors for terms expiring at the 2014 Annual Stockholder Meeting;

(2) Stockholders ratified the selection of the firm Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for 2011;

(3) Stockholders approved the amendments to the Certificate to provide for the annual election of directors;

(4) Stockholders approved, on an advisory basis, the Company’s 2010 Named Executive Officer compensation; and

(5) Stockholders voted, on an advisory basis, on the frequency of conducting an advisory vote on the Company’s named executive officer compensation.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	Votes For	Votes Against	Abstain	Broker Non-Votes

Election of Directors

Patrick W. Gross	296,926,157	48,317,428	343,400	36,661,344

Ann Fritz Hackett	330,219,543	15,222,885	144,557	36,661,344

Pierre E. Leroy	330,169,728	15,262,578	154,679	36,661,344

Ratification of the Selection of Ernst & Young LLP as Independent Auditors of the Company for 2011	378,434,807	3,670,033	143,489	—

Approval of Amendments to the Company’s Restated Certificate of Incorporation	380,260,161	1,687,049	301,119	—

Advisory Approval of the Company’s 2010 Named Executive Officer Compensation	299,960,355	44,849,458	777,172	36,661,344

Item	One Year	Two Years	Three Years	Abstain	Broker Non-Votes

Advisory Vote on Frequency of Holding an Advisory Vote on Named Executive Officer Compensation	297,776,369	394,122	46,806,202	610,292	36,661,344

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
3.1	Certificate of Amendment of Capital One Financial Corporation, dated May 16, 2011

3.2	Amended and Restated Bylaws of Capital One Financial Corporation, dated May 16, 2011

3.3	Certificate of Elimination of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, dated May 16, 2011

3.4	Restated Certificate of Incorporation of Capital One Financial Corporation, dated May 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: May 17, 2011	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr.
General Counsel and Corporate Secretary